Fourth Quarter 2024 Financial Results Presentation January 29, 2025 Exhibit 99.3

Record Net Revenue 2024 Snapshot 2024 Results millions, except per share and ratios HIGHLIGHTS NET REVENUE GAAP $4,970 NON-GAAP $4,971 PRE-TAX MARGIN GAAP 18.7% NON-GAAP 20.1% NET EARNINGS GAAP $694 NON-GAAP $756 EPS GAAP $6.25 NON-GAAP $6.81 ROCE GAAP 14.6% NON-GAAP 15.9% ROTCE* GAAP 20.9% NON-GAAP 22.7% Second Highest Institutional Group Revenue Record Revenue for Global Wealth Management Record Asset Management Revenue Increased Common Dividend by 10% Earnings Per Share Increased 46% * Please see our definition of ROTCE in our fourth quarter 2024 earnings release

History of Business & Share Price Growth *Excludes impact of $67 million in one-time legal reserves Stifel 6,946% Microsoft 3,266% S&P 500 663%

Record Net Revenue Fourth Quarter Snapshot 4Q24 Results millions, except per share and ratios HIGHLIGHTS NET REVENUE 4Q24: GAAP & NON-GAAP $1,365 ANNUALIZED ROTCE* 4Q24:GAAP 26.6% NON-GAAP 28.3% BOOK VALUE PER SHARE TBV $34.99 BV $48.95 Record Quarterly Client Assets Under Management Record Global Wealth Management Revenue 33% Year-on-Year Increase in Institutional Revenue Announced Acquisition of Bryan, Garnier & CO. Sweep Cash Balances Increased by $1.3 billion * Please see our definition of ROTCE in our fourth quarter 2024 earnings release NET EARNINGS 4Q24: GAAP $235 NON-GAAP $250 EPS 4Q24: GAAP $2.09 NON-GAAP $2.23 ANNUALIZED ROCE 4Q24:GAAP 18.9% NON-GAAP 20.1%

Commentary on Variance to Analyst Estimates Commissions & Principal Transactions: Stronger Global Wealth Management Revenue Stronger Institutional Equity & Fixed Income Revenue Investment Banking: Stronger Advisory Revenue Stronger Equity Underwriting Revenue Stronger Fixed Income Underwriting Revenue Net Interest Income Lower Deposit Costs Non-compensation Expense: Higher Occupancy & Legal Expense Higher Provision Expense Tax Rate: Benefitted from Share Price Increase on Equity Based Compensation Variance to Consensus Estimates * Impact of Legal Reserves calculated as legal reserves of $67 million, an adjusted tax rate of 25%, divided by the diluted average share count. *Non-GAAP

HIGHLIGHTS Record Annual & Quarterly Net Revenue Record Annual & Quarterly Asset Management Revenue Second Highest Quarterly Transactional Revenue In 2024, Added 100 Financial Advisors, Including 46 Experienced with Total Trailing Twelve Month Production of $37 million Global Wealth Management

Wealth Management: A Key Growth Driver *2023 GWM Net Revenue based on annualized results through 9/30/2023

Strong Bank Fundamentals 7

Institutional Group * Includes net interest, asset management, and other income HIGHLIGHTS Second Highest Full Year Revenue Second Highest Fourth Quarter Investment Banking Revenue KBW Ranked #1 in Bank & Thrift M&A Deal Value in 2024 Ranked #1 in Municipal Issuance in Number of Issues in2024 with 15.3% Market Share Improving Investment Banking Backlogs * 2021 revenue based on annualized results through 9/30/2021

Expenses * For reconciliation of GAAP to non-GAAP expenses, refer to our fourth quarter 2024 earnings release. Bar chart header numbers are a graphic *2023 annual GAAP to non-GAAP results based on annualized results through 12/31/2023

Capital Utilization HIGHLIGHTS Increased Dividend on Common Shares by 10% Repurchased 408,000 Shares 10.1 million Shares in Total Authorization Total Assets Increased $1 billion Bank Funding Increased at CAGR of 15% Since 2019 *2023 based on results through 9/30/2023

2025 Consensus & Outlook * Non-Compensation Opex. Ratio =Non-Compensation Expense – Credit Provision & investment Banking Gross Up / Net Revenue

Fourth Quarter 2024 Financial Results Presentation January 29, 2025

Disclaimer Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Use of Non-GAAP Financial Measures The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure.